                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

  Filed by the registrant [X]

  Filed by a party other than the registrant [_]

  Check the appropriate box:

  [_] Preliminary proxy statement

  [_]Definitive proxy statement

  [X]Definitive additional materials

  [_] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                           SAHARA GAMING CORPORATION
- --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                           SAHARA GAMING CORPORATION
- --------------------------------------------------------------------------------
                   (NAME OF PERSON(S) FILING PROXY STATEMENT)

Payment of filing fee (Check the Appropriate box):

  [_]$125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2)

  [_] $500 per each party to the controversy pursuant to Exchange Act Rule
      14a-6(i)(3)

  [_] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

  (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

  (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

  (3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

- --------------------------------------------------------------------------------

  (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

  [_] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

  (1) Amount previously paid:

- --------------------------------------------------------------------------------

  (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------

  (3) Filing party:

- --------------------------------------------------------------------------------

  (4) Date filed:

- --------------------------------------------------------------------------------

                                                                      APPENDIX A

                           SAHARA GAMING CORPORATION

                      1993 KEY EMPLOYEE STOCK OPTION PLAN

  1. Purpose of Plan. The purpose of this 1993 Key Employee Stock Option Plan (the "Plan") of Sahara Gaming Corporation, a Nevada corporation (the "Company"), is to enable the Company and any of its subsidiaries to attract, retain and motivate their employees by providing for or increasing the proprietary interests of such persons in the Company. This Plan provides for the grant of Incentive Options, Non-Qualified Options and Discount Options (as such capitalized terms are hereinafter defined) to eligible employees of the Company and any of its subsidiaries.

  2. Certain Definitions. As used in this Plan, the following terms shall have the meanings indicated:

    (a) "Common Share" shall mean a share of the common stock of the Company, together with any other securities with respect to which options granted hereunder may become exercisable.

    (b) "Committee" shall have the meaning ascribed to it in Section 7 hereof.

    (c) "Discount Option" shall mean an option granted under this Plan that
  (1) either is not intended to be or is not denominated as an Incentive Option, or that does not qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, as amended ("Code"), and (2) that has an exercise price that is less than the aggregate Fair Market Value of the Option Shares on the date of grant of such option.

    (d) "Employee" shall mean any person employed by the Company or any of its subsidiaries on a salaried basis, including any director who is so employed.

    (e) "Fair Market Value" shall have the meaning ascribed to it in Section 9 hereof.

    (f) "Incentive Option" shall mean an option granted under this Plan that both is intended to and qualifies as an incentive stock option under
  Section 422 of the Code.

    (g) "Non-Qualified Option" shall mean an option granted under this Plan that (1) either is not intended to be or is not denominated as an Incentive Option, or that does not qualify as an incentive stock option under Section 422 of the Code, and (2) that has an exercise price that is not less than the aggregate Fair Market Value of the Option Shares on the date of grant of such option.

    (h) "Option Shares" shall mean, with respect to any option granted under this Plan, the Common Shares that may be acquired upon the exercise in full of such option.

  3. Common Shares Subject to Plan.

  (a) The maximum number of Common Shares that may be issued upon the exercise in full of options granted under this Plan is 255,500, subject to adjustment as provided in Section 10 hereof. Such maximum number does not include the number of Common Shares subject to the unexercised portion of any option granted under this Plan that expires or is terminated.

  (b) Subject to adjustment as provided in Section 10 hereof, the maximum number of Common Shares with respect to which options may be granted under this Plan during any calendar year to any Employee shall be 255,500.

  4. Persons Eligible under Plan. Any Employee shall be eligible to be considered for the grant of options under this Plan.

  5. Duration of Plan. Options may not be granted under this Plan after September 24, 2003.

  6. Stock Options.

    (a) Incentive Options.

      (i) Incentive Options may be granted under this Plan to any Employee. Each Incentive Option granted under this Plan shall have an exercise price that is not less than the aggregate Fair Market

    Value of the Option Shares on the date of grant of such option; provided, however, that each Incentive Option granted under this Plan to an Employee then owning (after application of the family and other attribution rules of Section 425(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations shall have an exercise price that is not less than 110% of the aggregate Fair Market Value of the Option Shares on the date of grant of such option.

      (ii) Each Incentive Option granted under this Plan shall expire on the tenth anniversary of the date of grant of such option; provided, however, that any Incentive Option granted under this Plan to an Employee who owns (after the application of the family and other attribution rules of Section 425(d) of the Code), at the time such option is granted, more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations shall expire on the fifth anniversary of the date of grant of such option. In addition, each Incentive Option shall also terminate upon, or within a certain time after, the Employee's termination of employment with the Company or any of its subsidiaries, as more fully set forth in the Option Agreement.

      (iii) To the extent that the aggregate Fair Market Value (determined on the date such options are granted) of the Common Shares with respect to which Incentive Options are exercisable for the first time by any Employee during any calendar year (under this Plan and all other stock option plans of the Company and its parent or subsidiary corporations) exceeds $100,000, then such excess over $100,000 shall not be considered as subject to an Incentive Option, but rather shall be considered as subject to a Non-Qualified Option. This rule shall be applied by taking Common Shares subject to Incentive Options that are purchasable for the first time in the calendar year into account in the order in which such Incentive Options were granted.

    (b) Non-Qualified Options. Non-Qualified Options may be granted under this Plan to any Employee. Each Non-Qualified Option granted under this Plan shall expire on the earlier of (a) the tenth anniversary of the date of grant of such option, or (b) upon, or within a certain time after, the Employee's termination of employment with the Company or any of its subsidiaries, as more fully set forth in the Option Agreement.

    (c) Discount Options. Discount Options may be granted under this Plan to any Employee. Each Discount Option granted under this Plan shall expire on the earlier of (a) the tenth anniversary of the date of grant of such option, or (b) upon, or within a certain time after, the Employee's termination of employment with the Company or any of its subsidiaries, as more fully set forth in the Option Agreement.

    (d) Option Agreements. Upon each grant of an option under this Plan, the Committee, on behalf of the Company, shall enter into, execute, and deliver to the optionee an option agreement containing the terms and conditions of such option (the "Option Agreement"). Each Option Agreement evidencing Incentive Options shall contain all terms and conditions required by the Code and applicable Treasury Regulations thereunder in order to qualify as such.

    (e) Nontransferability. Any transferability restrictions imposed on options granted shall be set forth in the individual option agreement.

    (f) Payment of Exercise Price of Options. Payment of the exercise price of any option granted under this Plan shall be made in full in cash concurrently with the exercise of such option; provided, however, that, if and to the extent the Option Agreement with respect to such option so provides, the payment of such exercise price may be made:

      (1) in whole or in part, with Common Shares delivered concurrently with such exercise (such shares to be valued on the basis of the Fair Market Value of such shares on the date of such exercise), provided that the Company is not then prohibited from purchasing or acquiring Common Shares; and/or

      (2) in whole or in part, by reducing the number of Common Shares to be delivered to the optionee upon exercise of such option (such reduction to be valued on the basis of the aggregate Fair Market Value (determined on the date of such exercise) of the additional Common Shares that would otherwise have been delivered to such optionee upon exercise of such option), provided that the Company is not then prohibited from purchasing or acquiring Common Shares.

  7. Administration of Plan. This Plan shall be administered by a committee of the Board of Directors of the Company (the "Board") consisting of two or more directors (the "Committee") each of whom (i) is a "disinterested person" as such is defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), as such rule may be amended from time to time ("Rule 16b-3"), and (ii) is not (a) a current employee of the Company, or any Parent or Subsidiary (as hereinafter defined) of the Company, (b) a former employee of such entities who is receiving compensation therefrom for prior services (other than qualified plan benefits), (c) a former officer of such entities, or (d) a person receiving compensation from such entities for personal services in any capacity other than as a director. For purposes of the preceding sentence, "Parent" and "Subsidiary" refer to "parent corporation" and "subsidiary corporation," respectively, as such terms are defined in Section 424(f) of the Code. Except as otherwise permissible under Rule 16b-3, no member of the Committee (while he serves as such) shall be granted or awarded, or, during the one year period prior to serving as a Committee member shall have been granted or awarded, any equity security, including without limitation, any derivative security, of the Company pursuant to either this Plan or any other plan of the Company or any of its affiliates. On behalf of the Company, and subject to the provisions of this Plan, the Committee shall be authorized and empowered to do all things necessary or desirable in connection with the administration of this Plan, including, without limitation, the following:

    (a) adopt, amend, and rescind rules and regulations relating to this Plan;

    (b) determine which persons meet the requirements of Section 4 hereof for eligibility under this Plan, and to which of such eligible persons, if any, options shall be granted under this Plan;

    (c) grant options under this Plan, determine the terms and conditions to be included in the Option Agreements, including the number of Common Shares subject thereto, the exercise prices, the permissible forms of payment of such exercise prices, the terms of exercise of options, and any other terms and conditions deemed necessary or desirable, and determine the permissible forms of payment of any income taxes required to be withheld by the Company as a result of the exercise of such options;

    (d) determine whether, and the extent to which, adjustments are required under Section 10 hereof; and

    (e) construe this Plan and the terms, conditions and restrictions of any options granted under this Plan, and construe the Option Agreements with respect to such options.

  Neither the members of the Board nor any member of the Committee shall be liable for any act, omission, or determination taken or made in good faith with respect to the Plan or any option, right, or share of stock granted or sold under it, and members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including attorneys' fees, the costs of settling any suit, provided such settlement is approved by independent legal counsel selected by the Company, and amounts paid in satisfaction of a judgment, except a judgment based on a finding of bad faith) arising therefrom to the full extent permitted by law and under any directors and officers liability or similar insurance coverage that may from time to time be in effect.

  8. Payment of Income Taxes. If the Company is required to withhold an amount on account of any federal or state income tax imposed as a result of the grant or exercise of any option granted under this Plan, the purchaser or optionee shall, concurrently with such withholding, pay such amount to the Company in full in cash; provided, however, that, in the discretion of the Committee, the payment of such amount to the Company may be made, in whole or in part:

    (a) with Common Shares delivered by such purchaser or optionee concurrently with such withholding (such shares to be valued on the basis of the Fair Market Value of such shares on the date of such sale or exercise), provided that the Company is not then prohibited from purchasing or acquiring Common Shares; and/or

    (b) by reducing the number of Common Shares to be delivered to such optionee upon exercise of such option (such reduction to be valued on the basis of the aggregate Fair Market Value (determined on the date of such exercise) of the additional Common Shares that would otherwise have been delivered to such optionee upon exercise of such option), provided that the Company is not then prohibited from purchasing or acquiring Common Shares.

  9. Determination of Fair Market Value. The "Fair Market Value" of a Common Share or other security on any day shall be equal to the last sale price per Common Share or other security on such day or, in case no such sale takes place on such day, the average of the closing bid and asked prices in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the American Stock Exchange or, if the Common Shares or such other securities are not listed or admitted to trading on the American Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Common Shares or such other securities are listed or admitted to trading or, if the Common Shares or such other securities are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System ("NASDAQ") or such other system then in use or, if on any such date the Common Shares or such other securities are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Shares or such other securities selected by the Board. In all other cases, Fair Market Value shall be the value determined in good faith by the Committee based upon an independent appraisal of the Company. For purposes of valuing Common Shares subject to the Incentive Options, the Fair Market Value of a Common Share or other security shall be determined without regard to any restriction other than one that, by its terms, will never lapse.

  10. Adjustments. If the outstanding securities of the class then subject to this Plan are increased, decreased or exchanged for or converted into cash, property and/or a different number or kind of securities, or if cash, property and/or securities are distributed in respect of such outstanding securities, in either case as a result of a recapitalization, reclassification, dividend (other than a regular, quarterly cash dividend) or other distribution, stock split, reverse stock split, or the like, then, unless such event shall cause this Plan to terminate pursuant to Section 13(b) hereof, the Committee shall make appropriate and proportionate adjustments in the following:

    (a) the maximum number and type of shares or other securities that may thereafter be sold under this Plan or acquired upon the exercise in full of options thereafter granted under this Plan;

    (b) the number and type of shares or other securities or cash or other property that may be acquired upon the exercise in full of options theretofore granted under this Plan;

    (c) the number and type of securities thereafter subject to the restrictions previously imposed upon other securities under this Plan; provided, however, that any such adjustments in options theretofore granted under this Plan shall be made without changing the aggregate exercise price of the unexercised portions of such options; and

    (d) the maximum number of Common Shares with respect to which options may be granted under this Plan during any calendar year to any Employee.

  11. Acceleration. All outstanding options theretofore granted under this Plan shall become fully exercisable upon the first to occur of the following (the "Acceleration Date"):

    (a) the date of dissemination to the shareholders of the Company of a proxy statement seeking shareholder approval of a reorganization, merger, or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Plan are exchanged for or converted into cash, property and/or securities not issued by the Company, unless such reorganization, merger or consolidation shall have been affirmatively recommended to the shareholders of the Company by the Board;

    (b) the first date of public announcement that any person or entity, together with all Affiliates and Associates (as such capitalized terms are defined in Rule 12b-2 promulgated under the 1934 Act) of such person or entity, shall have become, or shall intend to become, or shall have commenced a tender offer or exchange offer the consummation of which would result in such person or entity becoming, the Beneficial Owner (as defined in Rule 13d-3 promulgated under the 1934 Act) of voting securities of the Company representing 25% or more of the voting power of the Company, provided, however, that the terms "person" and "entity," as used in this subsection (b), shall not include (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any entity holding voting securities of the Company for or pursuant to the terms of any such plan, (iv) any person or entity who or which, together with all Affiliates and Associates of such person or entity is, on the date of adoption of this Plan by the Board, the Beneficial Owner of voting securities of the Company representing 15% or more of the voting power of the Company, or (v) any Affiliate or Associate of any person or entity described in (iv) above;

    (c) the first date upon which directors of the Company who were nominated by the Board for election as directors shall cease to constitute a majority of the authorized number of directors of the Company; or

    (d) the date of dissemination to the shareholders of the Company of a proxy statement disclosing a change of control of the Company.

  12. Termination. This Plan and all outstanding options theretofore granted under this Plan shall terminate upon the first to occur of the following:

    (a) the dissolution or liquidation of the Company;

    (b) a reorganization, merger, or consolidation of the Company as a result of which the outstanding securities of the class then subject to this Plan are exchanged for or converted into cash, property and/or securities not issued by the Company, which reorganization, merger or consolidation shall have been affirmatively recommended to the shareholders of the Company by the Board; or

    (c) a sale of substantially all of the property and assets of the Company.

  13. Amendment of Plan. The Board may alter, amend, suspend, or terminate this Plan, provided that no such action shall deprive the optionee of any option theretofore granted under this Plan, without the consent of such optionee, of such option or of any rights of such person thereunder or with respect thereto. If an amendment to the Plan would increase the number of Common Shares that may be issued upon the exercise in full of options granted under this Plan or the maximum number of Common Shares with respect to which options may be granted under this Plan during any calendar year to any Employee (as adjusted under Section 10), change the class of persons eligible to receive options under the Plan, or otherwise materially increase the benefits accruing to participants in a manner not specifically contemplated herein or affect the Plan's compliance with Rule 16b-3 or applicable provisions of the Code, the amendment shall be approved by the Company's stockholders to the extent required to comply with Rule 16b-3 or applicable provisions of or rules under the Code.

  Except as provided in this Plan, no such action of the Board, unless and until such action is approved by the shareholders of the Company, may:

    (a) increase the maximum number of Common Shares that may be acquired upon the exercise in full of options granted under this Plan in the aggregate;

    (b) alter the class of persons eligible to be considered for the grant of options under this Plan;

    (c) remove the administration of the Plan from the Committee or render the members of the Committee eligible to receive options, rights, or stock under the Plan while serving as such;

    (d) extend the duration of this Plan; or

    (e) materially increase the benefits accruing to the optionees of options theretofore granted or that may thereafter be granted under this Plan.

  14. Effective Date of Plan. This Plan became effective on September 24, 1993, the date upon which it was approved by the holders of a majority of the outstanding Common Shares of the Company within 12 months after the date upon which this Plan was adopted by the Board.

  15. Legal Restrictions. Nothing herein, in any agreement entered into hereunder, or in any option or right granted hereunder shall require the Company to issue any Common Shares upon exercise of any option or right if such sale or issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act of 1933, as amended (the "1933 Act"), or any similar or superseding statute or statutes, or any applicable statute or regulation as then in effect. At the time of any exercise of an option or right, the Company may, as a condition precedent to the sale of such exercise of such option or right, require from the holder of the stock, stock option, or right (or in the event of his death, his legal representatives, legatees or distributees, or in the event of a Qualified Domestic Relations Order, his alternate payee) such written representations, if any, concerning his (or the transferee's) intentions with regard to the retention or disposition of the Common Shares being acquired by exercise of such option or right and such written covenants and agreements, if any, as to the manner of disposal of such Common Shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by such holder (or in the event of his death, his legal representatives, legatees or distributees, or in the event of a Qualified Domestic Relations Order, his alternate payee), will not involve a violation of the 1933 Act or any similar or superseding statute or statutes, or any other applicable state or federal statute or regulation as then in effect. Certificates for Common Shares, when issued, shall have appropriate legends, or statements of other applicable restrictions, endorsed thereon, and may or may not be immediately transferable.

  16. Governing Law. All questions arising with respect to the provisions of the Plan or any Option Agreement shall be determined by application of the laws of the State of Nevada except to the extent Nevada law is preempted by federal law. The obligation of the Company to sell and deliver Common Shares hereunder is subject to applicable laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Common Shares.